Summary Prospectus
May 1, 2024
SunAmerica Series Trust
SA American Funds® VCP Managed Allocation Portfolio
(Class 1 and Class 3 Shares)
SunAmerica Series Trust’s Statutory Prospectus and Statement of Additional Information, each dated May 1, 2024, as amended and supplemented from time to time, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Portfolio is offered only to the separate accounts of certain affiliated and unaffiliated life insurance companies. This Summary Prospectus is not intended for use by other investors.
Before you invest, you may want to review SunAmerica Series Trust’s Statutory Prospectus, which contains more information about the Portfolio and its risks. You can find the Statutory Prospectus and the above-incorporated information online at https://www.corebridgefinancial.com/getprospectus. You can also get this information at no cost by calling (800) 445-7862 or by sending an e-mail request to fundprospectus@corebridgefinancial.com.
The Securities and Exchange Commission and the Commodity Futures Trading Commission have not approved or disapproved these securities, nor have they determined that this Summary Prospectus is accurate or complete. It is a criminal offense to state otherwise.

Investment Goal

The Portfolio’s investment goal is to achieve long-term capital growth and income while seeking to manage volatility and provide downside protection.
Fees and Expenses of the Portfolio

This table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Portfolio. The table and the example below do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Portfolio is offered. If separate account fees were shown, the Portfolio’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.
Annual Portfolio Operating Expenses1 (expenses that you pay each year as a percentage of the value of your investment)
		Class 1		Class 3
Management Fees		1.10%		1.10%
Service (12b-1) Fees		None		0.25%
Other Expenses		0.54%		0.54%
Other Master Fund Expenses	0.26%		0.26%
Acquired Fund Fees and Expenses of the Master Fund	0.26%		0.26%
Other Portfolio Expenses	0.02%		0.02%
Total Annual Portfolio Operating Expenses		1.64%		1.89%
Fee Waivers and/or Expense Reimbursements2,3,[4]		0.75%		0.75%
Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements2,3,[4]		0.89%		1.14%
1
Amounts reflect the total expenses of the Portfolio and the Master Managed Risk Fund (as defined herein). The Total Annual Portfolio Operating Expenses do not correlate to the ratio of expenses appearing in the Financial Highlights table in the most recent
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shareholder report. The Financial Highlights table reflects only the operating expenses of the Portfolio and does not include the fees of the Master Managed Risk Fund.
2
SunAmerica Asset Management, LLC (“SunAmerica”) has entered into a contractual agreement with SunAmerica Series Trust (the “Trust”) under which it will waive 0.70% of its advisory fee for such time as the Portfolio is operated as a feeder fund, because during that time it will not be providing the portfolio management portion of the advisory and management services to be provided under its investment advisory and management agreement with the Trust. This fee waiver will continue indefinitely as long as the Portfolio is part of a master-feeder fund structure and cannot be reduced or eliminated without approval of the Board of Trustees of the Trust.
3
Capital Research and Management Company (“Capital Research”) currently waives a portion of its management fee equal to 0.05% of the Master Managed Risk Fund’s net assets. This waiver will be in effect through at least May 1, 2025, unless modified or terminated by the Master Managed Risk Fund Board. The waiver may only be modified or terminated with the approval of the Master Managed Risk Fund Board.
4
SunAmerica has contractually agreed to reimburse the expenses of the Portfolio until April 30, 2025, so that the Portfolio’s “Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements” do not exceed 0.28% for Class 1 shares and 0.53% for Class 3 shares. For purposes of the Expense Limitation Agreement, “Total Annual Portfolio Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees and other expenses not incurred in the ordinary course of the Trust’s business on behalf of the Portfolio. Any waivers and/or reimbursements made by SunAmerica with respect to the Portfolio, except for advisory fee waivers made by SunAmerica, are subject to recoupment from the Portfolio within two years after the occurrence of the waivers and/or reimbursements, provided that such payments to SunAmerica will not be made if it would cost the “Total Annual Portfolio Operating Expenses” of the Portfolio or class thereof to exceed the lesser of (a) the expense limitation in effect at the time the waivers and/or reimbursements occurred, or (b) the current expense limitation in effect, if any. This agreement will be renewed in terms of one year unless terminated by the Board of Trustees of the Trust prior to any such renewal.
Expense Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem or hold all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Portfolio’s operating expenses remain the same. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. The Example reflects the aggregate expenses of both the Master Managed Risk Fund (as defined below) and the Portfolio and assumes that the contractual waiver of SunAmerica’s advisory fee continues for all periods shown and that the contractual waiver of Capital Research’s management fee remains in effect through at least May 1, 2025. Although your actual costs may be higher or lower, based on these assumptions and the Total Annual Portfolio Operating Expenses After Fee Waivers and/or Expense Reimbursements shown in the fee table, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class 1	$91	$295	$515	$1,150
Class 3	116	373	650	1,439
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual portfolio operating expenses or in the Example, affect the Portfolio’s performance.
During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 1% of the average value of its portfolio.
Principal Investment Strategies of the Portfolio

The Portfolio described in this Prospectus operates as a “feeder fund” and attempts to achieve its investment goal by investing all or substantially all of its assets in Class P1 shares of the American Funds Insurance Series® (“AFIS”) Managed Risk Growth-Income Fund (the “Master Managed Risk Fund”), a portfolio offered by AFIS, a registered open-end investment company. In turn, the Master Managed Risk Fund pursues its investment objective by investing in shares of two underlying funds, the AFIS – Growth-Income Fund (the “Growth-Income Fund”) and the AFIS – The Bond Fund of America (the “Bond Fund” and together with the Growth-Income Fund, the “Underlying Funds” and each an “Underlying Fund”), while seeking to manage portfolio volatility and provide downside protection primarily through the use of exchange-traded options and futures contracts.
The Master Managed Risk Fund normally seeks to invest 80% of its assets in the Growth-Income Fund. The investment objectives of the Growth-Income Fund are to achieve long-term growth of capital and income. The Growth-Income Fund invests primarily in common stocks or other equity type securities, such as preferred stocks, convertible preferred stocks and convertible bonds, that Capital Research, the Growth-Income Fund’s investment adviser, believes demonstrate the potential for appreciation and/or dividends. Although the Growth-Income Fund focuses on investments in medium to larger capitalization companies, its investments are not limited to a particular capitalization size. The Growth-Income Fund may invest up to 15% of its assets outside the
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United States, including, to a more limited extent, in emerging markets.
The Master Managed Risk Fund invests the remainder of its assets in the Bond Fund and in cash, financial futures and options as part of the downside protection strategy. The investment objective of the Bond Fund is to provide as high a level of current income as is consistent with the preservation of capital. The Bond Fund seeks to maximize your level of current income to preserve your capital by investing primarily in bonds. Normally, the Bond Fund invests at least 80% of its assets in bonds and other debt securities, which may be represented by derivatives. The Bond Fund invests at least 60% of its assets in debt securities (excluding derivatives) rated A3 or better or A- or better by Nationally Recognized Statistical Ratings Organizations, or NRSROs, designated by Capital Research, the Bond Fund’s investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by the adviser, and in U.S. government securities, money market instruments, cash or cash equivalents.
The Bond Fund may invest in debt securities and mortgage-backed securities issued by government-sponsored entities and federal agencies and instrumentalities that are not backed by the full faith and credit of the U.S. government. The Bond Fund may invest in debt securities of any maturity or duration. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates.
The Bond Fund may invest in inflation-linked bonds issued by U.S. and non-U.S. governments, their agencies or instrumentalities and corporations. Inflation-linked bonds are structured to protect against inflation by linking the bond’s principal and interest payments to an inflation index, such as the Consumer Price Index for Urban Consumers, so that principal and interest adjust to reflect changes in the index.
The Bond Fund may invest in certain derivative instruments. A derivative is a financial contract, the value of which is based on the value of an underlying financial asset (such as a stock, bond or currency), a reference rate or a market index.
The Bond Fund may invest in futures contracts and interest rate swaps in order to seek to manage the Bond Fund’s sensitivity to interest rates, and in credit default swap indices, or CDSI, in order to assume exposure to a diversified portfolio of credits or to hedge against existing credit risks. A futures contract is a standardized exchange-traded agreement to buy or sell a specific quantity of an underlying asset, rate or index at an agreed-upon price at a stipulated future date. An interest rate swap is an agreement between two parties to exchange or swap payments based on changes in one or more interest rates, one of which is typically fixed and the other of which is typically a floating rate based on a designated short-term interest rate, such as the Secured Overnight Financing Rate, prime rate or other benchmark. A CDSI is based on a portfolio of credit default swaps with similar characteristics, such as credit default swaps on high-yield bonds. In a typical CDSI transaction, one party – the protection buyer – is obligated to pay the other party – the protection seller – a stream of periodic payments over the term of the contract, provided generally that no credit event on an underlying reference obligation has occurred. If such a credit event has occurred, the protection seller must pay the protection buyer the loss on those credits.
The Bond Fund may also enter into currency transactions to provide for the purchase or sale of a currency needed to purchase a security denominated in that currency. In addition, the Bond Fund may enter into forward currency contracts to protect against changes in currency exchange rates. The Bond Fund may also enter into forward currency contracts to seek to increase total return. A forward currency contract is an agreement to purchase or sell a specific currency at a future date at a fixed price.
The Bond Fund may invest up to 10% of its assets in debt securities rated Ba1 or below and BB+ or below by NRSROs designated by its investment adviser, or in debt securities that are unrated but determined to be of equivalent quality by its investment adviser. Such securities are sometimes referred to as “junk bonds.”
The Master Managed Risk Fund investment in the Bond Fund seeks to provide a level of diversification across multiple asset classes. Because different asset classes often react differently to changes in market conditions, such diversification seeks to manage the Master Managed Risk Fund’s risk to market changes, including stock market declines. Additionally, the Master Managed Risk Fund employs a risk-management overlay or managed risk strategy. The managed risk strategy consists of using hedge instruments — primarily exchange-traded futures contracts and/or exchange-traded put options — to attempt to stabilize the volatility of the Master Managed Risk Fund around a target volatility level and to seek to reduce the downside exposure of the Master Managed Risk Fund. “Volatility” in this context means variance in the Master Managed Risk Fund’s investment results. The Master Managed Risk Fund employs a subadviser to select individual put options and futures contracts on equity indexes of U.S. markets and markets outside the United States that the subadviser believes are correlated
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to the Underlying Fund’s equity exposure. These instruments are selected based on the subadviser’s analysis of the relation of various equity indexes to the Underlying Fund’s portfolio. In addition, the subadviser will monitor liquidity levels of relevant options and futures contracts and transparency provided by exchanges as the counterparties in hedging transactions. The target volatility level will be set from time to time by the investment adviser and the subadviser and may be adjusted if deemed advisable in the judgment of the investment adviser and the subadviser. The subadviser may also seek to hedge the Master Managed Risk Fund’s currency risk related to its exposure to equity index options and futures denominated in currencies other than the U.S. dollar.
The subadviser regularly adjusts the level of exchange-traded options and futures contracts held by the Master Managed Risk Fund to seek to manage the Master Managed Risk Fund’s overall net risk level. During periods of generally rising equity security prices, the subadviser will normally increase the target level of protection in the Master Managed Risk Fund to seek to protect the growing value of the Master Managed Risk Fund’s portfolio. During or after severe market downturns, however, the Master Managed Risk Fund’s subadviser is expected to realize gains for the Master Managed Risk Fund on the Master Managed Risk Fund’s put options and short futures positions and the amount of options and futures held by the Master Managed Risk Fund will likely decrease. Even in periods of low volatility in the equity markets, the subadviser will continue to employ exchange-traded equity index put options to seek to preserve gains in favorable market conditions and to reduce losses in adverse market conditions. During such periods of low equity market volatility, the subadviser may also continue to use exchange-traded equity index futures contracts for hedging purposes, though it need not necessarily do so. In the event of a sudden market dislocation, the managed risk strategy may not provide the same downside protection as in other periods. Accordingly, in certain market conditions, the fund may also purchase exchange-traded equity index call options, write (or sell) exchange-traded equity index put and call options and/or take net long positions in exchange-traded equity index futures contracts. In addition, under certain market conditions (including during periods of low equity market volatility, when the subadviser may employ exchange-traded equity index futures to a lesser degree or not at all), the subadviser reserves the right to purchase or sell exchange-traded interest rate futures, including futures contracts on U.S. Treasury bonds, to seek to manage interest rate risk.
From time to time, including during severe market dislocations, the Master Managed Risk Fund may adjust its managed risk strategy if advisable in the judgment of the Master Managed Risk Fund’s investment adviser and subadviser. For example, if the market for swaps moves, as is expected, from a largely over-the-counter market to an exchange-traded market as a result of recent regulatory changes, the subadviser may use exchange-traded swaps to seek to hedge interest rate risk if the Master Managed Risk Fund’s investment adviser and subadviser determine that the exchange-traded swaps market has become similar in depth and substance to that of the exchange-traded options and futures markets. Before adjusting the Master Managed Risk Fund’s managed risk strategy, the Master Managed Risk Fund’s investment adviser and subadviser may consult with insurance companies that offer the Master Managed Risk Fund as an underlying investment option for variable contracts; provided, however that any adjustment will be made in the judgment of the Master Managed Risk Fund’s investment adviser and the subadviser. Any such adjustment may not have the desired positive effect, and could potentially have further adverse effects, on the Master Managed Risk Fund’s investment results.
The subadviser will purchase or sell futures contracts through a futures commission merchant, or FCM. The Master Managed Risk Fund may be required to own cash or other liquid assets, including U.S. Treasury securities, and post these assets with an FCM or broker as collateral to cover the Master Managed Risk Fund’s obligations under its futures contracts. Upon entering into a futures contract, for example, the Master Managed Risk Fund will be required to deposit with the FCM an amount of cash (or other liquid assets, including U.S. Treasury securities for collateral, or initial margin, that will be held at the clearinghouse or exchange in the name of the FCM. On a daily basis, the Master Managed Risk Fund will be required to post additional cash with the FCM if a futures contract loses value or will receive cash if a futures contract gains in value. This cash, known as variation margin, may be held intraday at the FCM. Cash received by the Master Managed Risk Fund may be invested in U.S. Treasury futures.
The Master Managed Risk Fund or an Underlying Fund may also hold cash or cash equivalents, including commercial paper and short-term securities issued by the U.S. government, its agencies and instrumentalities. The Master Managed Risk Fund may also hold money market fund shares as part of its cash position. The percentage of the Master Managed Risk Fund or an Underlying Fund invested in such holdings varies and depends on various
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factors, including market conditions and purchases and redemptions of fund shares. The Master Managed Risk Fund’s investment adviser may determine that it is appropriate to invest a substantial portion of the Master Managed Risk Fund’s assets in such instruments in response to certain circumstances, such as periods of market turmoil. For temporary defensive purposes, the Master Managed Risk Fund or an Underlying Fund may invest without limitation in such instruments. A larger percentage of such holdings could moderate the investment results of the Master Managed Risk Fund or an Underlying Fund in a period of rising market prices. Alternatively, a larger percentage of such holdings could reduce the magnitude of loss in the Master Managed Risk Fund or an Underlying Fund in a period of falling market prices and provide liquidity to make additional investments or to meet redemptions.
The Master Managed Risk Fund is non-diversified, which allows it to invest a greater percentage of its assets in any one issuer than would otherwise be the case. However, through the Underlying Funds, the Master Managed Risk Fund owns a diversified mix of securities.
Capital Research may consider environmental, social and governance (“ESG”) factors that, depending on the facts and circumstances, are material to the value of an issuer or instrument. ESG factors may include, but are not limited to, environmental issues (e.g., water use, emission levels, waste, environmental remediation), social issues (e.g., human capital, health and safety, changing customer behavior) or governance issues (e.g., board composition, executive compensation, shareholder dilution).
Investment of the Portfolio’s assets in the Master Managed Risk Fund is not a fundamental policy of the Portfolio and a shareholder vote is not required for the Portfolio to withdraw its entire investment in the Master Managed Risk Fund.
Principal Risks of Investing in the Portfolio

As with any mutual fund, there can be no assurance that the Portfolio’s investment goal will be met or that the net return on an investment in the Portfolio will exceed what could have been obtained through other investment or savings vehicles. Shares of the Portfolio are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation.If the value of the assets of the Portfolio goes down, you could lose money. You should also understand that the Master Managed Risk Fund’s objective of protecting against downside losses may result directly in the Master Managed Risk Fund, and indirectly in the Portfolio, not realizing the full gains of the Underlying Funds.
The following is a summary of the principal risks of investing in the Portfolio.
Underlying Fund Risk. Because the Portfolio’s investments consist of investing in the Master Managed Risk Fund which, in turn, invests a portion of the Portfolio’s assets in the Underlying Funds, the Portfolio’s risks are directly related to the risks of the Underlying Funds. For this reason, it is important to understand the risks associated with investing in both the Portfolio and the Underlying Funds.
Futures Risk. Futures are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets, instruments or a market or economic index. A futures contract is an exchange-traded legal contract to buy or sell a standard quantity and quality of a commodity, financial instrument, index, etc. at a specified future date and price. A futures contract is considered a derivative because it derives its value from the price of the underlying commodity, security or financial index. The prices of futures contracts can be volatile and futures contracts may lack liquidity. In addition, there may be imperfect or even negative correlation between the price of a futures contract and the price of the underlying commodity, security or financial index or financial index.
Options Risk. Options are subject to sudden price movements and are highly leveraged, in that payment of a relatively small purchase price, called a premium, gives the buyer the right to acquire an underlying security or reference asset that has a face value substantially greater than the premium paid. The buyer of an option risks losing the entire purchase price of the option. The writer, or seller, of an option risks losing the difference between the purchase price received for the option and the price of the security or reference asset underlying the option that the writer must purchase or deliver upon exercise of the option. There is no limit on the potential loss.
The Master Managed Risk Fund may buy or sell put and call options that trade on U.S. or foreign exchanges. The Master Managed Risk Fund may also buy or sell over-the-counter (“OTC”) options, which subject the Master Managed Risk Fund to the risk that a counterparty may default on its obligations. In selling (referred to as “writing”) a put or call option, there is a risk that, upon exercise of the option, the Master Managed Risk Fund may be required to buy (for written puts) or sell (for written calls) the underlying investment at a disadvantageous price. The Master Managed Risk Fund may write call options on a security or other investment that the Master Managed Risk Fund owns (referred to as “covered calls”). If a covered call sold by the Master Managed Risk Fund is
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exercised on an investment that has increased in value above the call price, the Master Managed Risk Fund will be required to sell the investment at the call price and will not be able to realize any profit on the investment above the call price. Options purchased on futures contracts on foreign exchanges may be exposed to the risk of foreign currency fluctuations against the U.S. dollar.
Hedging Risk. There may be imperfect or even negative correlation between the prices of the options and futures contracts in which the Master Managed Risk Fund invests and the prices of the underlying securities or indexes which it seeks to hedge. For example, options and futures contracts may not provide an effective hedge because changes in options and futures contract prices may not track those of the underlying securities or indexes they are intended to hedge. In addition, there are significant differences between the securities market, on the one hand, and the options and futures markets, on the other, that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for options and futures, including technical influences in options and futures trading, and differences between the financial instruments being hedged and the instruments underlying the standard contracts available for trading. A decision as to whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. In addition, the Master Managed Risk Fund’s investment in exchange-traded options and futures and their resulting costs could limit the Master Managed Risk Fund’s gains in rising markets relative to those of the Underlying Fund, or to those of unhedged funds in general.
Short Positions Risk. The Master Managed Risk Fund may suffer losses from short positions in futures contracts. Losses from short positions in futures contracts occur when the underlying index increases in value. As the underlying index increases in value, the holder of the short position in the corresponding futures contract is required to pay the difference in value of the futures contract resulting from the increase in the index on a daily basis. Losses from a short position in an index futures contract could potentially be very large if the value of the underlying index rises dramatically in a short period of time.
Equity Securities Risk. The Portfolio invests primarily (through its investment in the Master Managed Risk Fund which invests in the Growth-Income Fund) in equity securities. As with any equity fund, the value of your investment in the Portfolio may fluctuate in response to stock market movements. You should be aware that the performance of various types of equity stocks may rise or decline under varying market conditions — for example, “value” stocks may perform well in circumstances under which “growth” stocks in general have fallen, or vice versa. In addition, individual stocks selected for the Growth-Income Fund may underperform the market generally, relevant indices or other funds with comparable investment objectives or strategies.
Risks of Investing in Growth Stocks. Growth stocks are historically volatile, which will affect the Growth-Income Fund and the Portfolio. Growth stocks can be volatile for several reasons. Since the issuers of growth stocks usually reinvest a high portion of earnings in their own business, growth stocks may lack the dividend yield associated with value stocks that can cushion total return in a bear market. Also, growth stocks normally carry a higher price/earnings ratio than many other stocks. Consequently, if earnings expectations are not met, the market price of growth stocks will often decline more than other stocks. However, the market frequently rewards growth stocks with price increases when expectations are met or exceeded.
Bonds Risk. The value of your investment in the SA American Funds® VCP Managed Allocation Portfolio may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent the Master Managed Risk Fund or an Underlying Fund is invested in the bond market, movements in the bond market generally may affect its performance. In addition, individual bonds selected may underperform the market generally, relevant indices or other funds with comparable investment objectives and strategies. A security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity. Accordingly, the current market prices for these securities will fluctuate with changes in interest rates.
Interest Rate Risk. The volatility of fixed income securities is due principally to changes in interest rates. The market value of bonds and other fixed income securities usually tends to vary inversely with the level of interest rates. As interest rates rise the value of such securities typically falls, and as interest rates fall, the value of such securities typically rises. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates. Lower quality fixed income securities generally have higher rates of interest and may be subject to greater price fluctuations than higher quality debt securities. The Federal Reserve has recently begun to
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raise the federal funds rate to address rising inflation. As interest rates rise from historically low levels, an Underlying Fund may face heightened interest rate risk.
Junk Bonds Risk. Junk bonds carry a substantial risk of default or changes in the issuer’s creditworthiness, or they may already be in default. A junk bond’s market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for the Bond Fund to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force the Bond Fund to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for the Portfolio.
Risk of Income-Oriented Stocks. Changes in dividend policies or the availability of capital resources may reduce the income from companies in which the Growth-Income Fund invests.
Risk of Thinly-Traded Securities. There may not be a market for certain securities making it difficult or impossible to sell at the time and the price that the seller would like.
Foreign Exposure Risk. The Underlying Fund may invest in foreign securities. Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political, social or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks may be heightened to the extent the Underlying Fund invests in emerging markets.
ESG Investment Risk. The Underlying Fund’s adherence to its ESG criteria and application of related analyses when selecting investments may impact the Underlying Fund’s performance, including relative to similar funds that do not adhere to such criteria or apply such analyses. Additionally, the Underlying Fund’s adherence to its ESG criteria and application of related analyses in connection with identifying and selecting investments may require subjective analysis and may be more difficult if data about a particular company or market is limited, such as with respect to issuers in emerging markets countries. The Underlying Fund may invest in companies that do not reflect the beliefs and values of any particular investor. Socially responsible norms differ by country and region, and a company’s ESG practices or the subadviser’s assessment of such may change over time.
Master-Feeder Structure Risk. Other “feeder” funds may also invest in the Master Managed Risk Fund. As shareholders of the Master Managed Risk Fund, feeder funds, including the Portfolio, vote on matters pertaining to the Master Managed Risk Fund. Feeder funds with a greater pro rata ownership in the Master Managed Risk Fund could have effective voting control of the operations of the Master Managed Risk Fund. Also, a large-scale redemption by another feeder fund may increase the proportionate share of the costs of the Master Managed Risk Fund borne by the remaining feeder fund shareholders, including the Portfolio.
Non-diversification Risk. As a non-diversified fund, the Master Managed Risk Fund has the ability to invest a larger percentage of its assets in the securities of a smaller number of issuers than a diversified fund. To the extent that the Master Managed Risk Fund invests a larger percentage of its assets in securities of one or more issuers, poor performance by these securities could have a greater adverse impact on the Portfolio’s investment results. However, through the Master Managed Risk Fund’s holdings in the Underlying Funds, the Master Managed Risk Fund owns a diversified mix of equity and fixed-income securities.
Market Risk. The Portfolio’s, the Master Managed Risk Fund’s or an Underlying Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings. The market as a whole can decline for many reasons, including adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling and other conditions or events (including, for example, military confrontations, war, terrorism, sanctions, disease/virus, outbreaks and epidemics). The prospects for an industry or issuer may deteriorate because of a variety of factors, including disappointing earnings or changes in the competitive environment. In addition, the investment adviser’s assessment of issuers held in an Underlying Fund may prove incorrect, resulting in losses or poor performance even in a rising market. Finally, the Master Managed Risk Fund’s or an Underlying Fund’s investment approach could fall out of favor with the investing public, resulting in lagging performance versus other comparable portfolios.
Derivatives Risk. A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., exchange traded
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futures and swaps). To the extent a derivative contract is used to hedge another position in the Master Managed Risk Fund, the Master Managed Risk Fund directly, and the Portfolio indirectly, will be exposed to the risks associated with hedging described above. To the extent an option, futures contract, swap, or other derivative is used to enhance return, rather than as a hedge, the Master Managed Risk Fund directly, and the Portfolio indirectly, will be exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position. Certain derivatives have the potential for undefined loss. By purchasing over-the-counter derivatives, the Master Managed Risk Fund is exposed to credit quality risk of the counterparty.
Counterparty Risk. Counterparty risk is the risk that a counterparty to a security, loan or derivative held by the Master Managed Risk Fund or an Underlying Fund becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. The Master Managed Risk Fund and the Underlying Funds directly, and the Portfolio indirectly, may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and there may be no recovery or limited recovery in such circumstances.
Risks of Leverage. Futures contracts and other derivatives in which the Master Managed Risk Fund may invest involve leverage. Leverage occurs when an investor has the right to a return on an investment that exceeds the return that the investor would be expected to receive based on the amount contributed to the investment. The Master Managed Risk Fund’s use of certain economically leveraged futures and other derivatives can result in a loss substantially greater than the amount invested in the futures or other derivative itself. Certain futures and other derivatives have the potential for unlimited loss, regardless of the size of the initial investment. When the Master Managed Risk Fund uses futures and other derivatives for leverage, a shareholder’s investment in the Master Managed Risk Fund will tend to be more volatile, resulting in larger gains or losses in response to the fluctuating prices of the Master Managed Risk Fund’s investments. The use of leverage may cause the Master Managed Risk Fund to liquidate portfolio positions at inopportune times in order to meet regulatory asset coverage requirements, fulfill leverage contract terms, or for other reasons. Leveraging, including borrowing, tends to increase the Master Managed Risk Fund’s exposure to market risk, interest rate risk or other risks, and thus may cause the Master Managed Risk Fund to be more volatile than if the Master Managed Risk Fund had not utilized leverage.
Credit Risk. Credit risk applies to most debt securities, but is generally not a factor for obligations backed by the “full faith and credit” of the U.S. government. The Master Managed Risk Fund or an Underlying Fund directly, and the Portfolio indirectly, could lose money if the issuer of a debt security or the counterparty to a transaction is unable or perceived to be unable to pay interest or repay principal when it becomes due or to perform its obligations under the transaction. Various factors could affect the issuer’s actual or perceived willingness or ability to make timely interest or principal payments, including changes in the issuer’s financial condition or in general economic conditions.
The creditworthiness of an issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. Credit quality risk is gauged, in part, by the credit ratings of the securities in which an Underlying Fund invests. However, ratings are only the opinions of the rating agencies issuing them and are not guarantees as to the credit quality or an evaluation of market risk. The Underlying Funds’ investment adviser relies on its own credit analysts to research issuers in seeking to mitigate the risks of an issuer defaulting on its obligations.
Managed Risk Strategy Risk. The Portfolio is subject to the risk that the volatility formula that will be used to stabilize the volatility of the Master Managed Risk Fund and to reduce its downside exposure may not produce the desired result. The Portfolio is also subject to the risk that the Master Managed Risk Fund’s subadviser may be prevented from trading certain derivatives effectively or in a timely manner. In addition, the Portfolio’s performance may be lower than similar funds that do not seek to manage their equity exposure.
You should also refer to the Master Managed Risk Fund’s prospectus that you received and the statements of additional information for your Portfolio and the Master Managed Risk Fund, which are available free of charge upon request.
The Portfolio invests in the Master Managed Risk Fund, which in turn invests in the Underlying Funds, and incurs expenses related to both the Master Managed Risk Fund and, indirectly, the Underlying Funds. An investor that invests directly in an Underlying Fund would incur lower overall expenses but would not receive the benefit of the managed risk strategy.
SunAmerica Series Trust

SA American Funds® VCP Managed Allocation Portfolio
Performance Information

The following bar chart illustrates the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from calendar year to calendar year and the table compares the Portfolio’s average annual returns to those of the S&P 500® Index (a broad-based securities market index) and the S&P 500 Managed Risk Index — Moderate, which is relevant to the Portfolio because it has characteristics similar to the Portfolio’s investment strategies. The Portfolio’s returns prior to December 17, 2018, as reflected in the bar chart and table, are the returns of the Portfolio when it followed different investment strategies under the name “SA American Funds® VCP Managed Asset Allocation Portfolio”. Fees and expenses incurred at the Variable Contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Portfolio will perform in the future.
(Class 3 Shares)

During the period shown in the bar chart:
Highest Quarterly Return:	December 31, 2023	10.17%
Lowest Quarterly Return:	June 30, 2022	-9.47%
Average Annual Total Returns (For the periods ended December 31, 2023)
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class 1 Shares	15.92%	7.58%	N/A	6.67%	9/26/2016
Class 3 Shares	15.57%	7.30%	5.29%
S&P 500® Index (reflects no deduction for fees, expenses or taxes)	26.29%	15.69%	12.03%	13.52%
S&P 500 Managed Risk Index - Moderate (reflects no deduction for fees, expenses or taxes)	16.81%	8.78%	7.36%	8.12%
Index since inception returns reflect the inception date of Class 3 Shares.
Investment Adviser

SunAmerica serves as investment adviser to the Portfolio pursuant to its investment advisory and management agreement with the Trust. Capital Research serves as investment adviser to the Master Managed Risk Fund and the Underlying Funds. Milliman Financial Risk Management, LLC (“Milliman”) serves as subadviser to the Master Managed Risk Fund.
SunAmerica Series Trust

SA American Funds® VCP Managed Allocation Portfolio
Portfolio Managers
The individual primarily responsible for the management of the Master Managed Risk Fund at Capital Research is:
Portfolio Managers and Primary Title with Capital Research	Portfolio Manager to the Master Managed Risk Fund since
Samir Mathur Partner – Capital Solutions Group	2024
Justin Toner Partner – Capital World Investors	2023
The individuals primarily responsible for the management of the Master Managed Risk Fund’s managed risk strategy at Milliman are:
Portfolio Manager and Primary Title with Milliman	Portfolio Manager to the Master Managed Risk Fund since
Adam Schenck Managing Director – Head of Portfolio Management	2012
Jeff Greco Senior Director – Head of Strategy Research	2012
Maria Schiopu Principal and Senior Director – Head of Portfolio Management	2013
Purchases and Sales of Portfolio Shares

Shares of the Portfolios may only be purchased or redeemed through Variable Contracts offered by the separate accounts of participating life insurance companies. Shares of a Portfolio may be purchased and redeemed each day the New York Stock Exchange is open, at the Portfolio’s net asset value determined after receipt of a request in good order.
The Portfolios do not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account minimums. Please consult the prospectus (or other offering document) for your Variable Contract which may contain additional information about purchases and redemptions of Portfolio shares.
Tax Information

The Portfolios will not be subject to U.S. federal income tax so long as they qualify as regulated investment companies and distribute their income and gains each year to their shareholders. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.
Payments to Broker-Dealers and
Other Financial Intermediaries

The Portfolios are not sold directly to the general public but instead are offered as an underlying investment option for Variable Contracts. A Portfolio and its related companies may make payments to the sponsoring insurance company (or its affiliates) for distribution and/or other services. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including a Portfolio as an underlying investment option in the Variable Contract. The prospectus (or other offering document) for your Variable Contract may contain additional information about these payments.
SunAmerica Series Trust

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CSP-86704C_499_655.8 (5/24)